SUPPLEMENT TO:
CALVERT VARIABLE SERIES, INC. (“CVS”)
Calvert VP SRI Mid Cap Growth Portfolio
Calvert VP SRI Balanced Portfolio
CALVERT VARIABLE PRODUCTS, INC. (“CVP”)
Calvert VP SRI Large Cap Value Portfolio
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Nasdaq 100 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP EAFE International Index Portfolio
Calvert VP Investment Grade Bond Index Portfolio
Calvert VP Natural Resources Portfolio
4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015, as revised October 30, 2015
Date of Supplement: November 12, 2015
Portfolio Management for Calvert VP SRI Balanced Portfolio
Catherine P. Roy will not serve as a portfolio manager for Calvert VP SRI Balanced Portfolio.
The statement of additional information is therefore revised as follows:
Delete all references and related information to Ms. Roy from the section “Portfolio Manager Disclosure.”